Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 10/16/01


Blended Coupon 6.9494%


Excess Protection Level
3 Month Average   5.40%
July, 2000   5.89%
June, 2000   4.79%
May, 2000   5.52%


Cash Yield19.22%


Investor Charge Offs 4.57%


Base Rate 8.76%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,529,119,458.18